JOHN HANCOCK INVESTORS TRUST

(the “Fund”)

Supplement dated March 20, 2015 to the current Statement of Additional Information, as may be supplemented

Effective March 10, 2015, James R. Boyle has been appointed to the Board of Trustees as a Non-Independent Trustee.

The table below presents certain information regarding Mr. Boyle, including his principal occupations, which, unless specific dates are shown, are of at least five years‘ duration. In addition, the table includes information concerning other directorships held by Mr. Boyle in other registered investment companies or publicly traded companies:

Name (Birth Year)	Position(s) with the Fund[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
James R. Boyle[2] (1959)	Trustee (since 2015)

Chairman, HealthFleet, Inc., (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010).

Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005–2010, 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

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[1]	Mr. Boyle holds office until his or her successor is elected and qualified, or until his death, retirement, resignation or removal. The Fund holds annual meetings of shareholders, at which Trustees are elected.

[2]	Mr. Boyle is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

[3]	“John Hancock retail funds” is composed of John Hancock Funds III and 35 other John Hancock funds consisting of 25 series of other John Hancock trusts and 10 closed-end funds.

In addition to the description of Mr. Boyle’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about Mr. Boyle’s specific experience, qualifications, attributes or skills with respect to the Fund. The information in this section should not be understood to mean that the Trustee is an expert within the meaning of the federal securities laws:

James R. Boyle — Through his former positions as chairman and director of the Advisor, position as a senior executive of MFC, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.